SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

U-SWIRL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53130 (Commission File Number)	43-2092180 (IRS Employer Identification No.)

1175 American Pacific, Suite C, Henderson, Nevada 89074
(Address of principal executive offices)(Zip Code)

(702) 586-8700
Registrant's telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 21, 2013, the registrant dismissed L.L. Bradford & Company, LLC (“Bradford”) as the registrant’s independent public accountants.  Bradford had audited the registrant’s financial statements for the fiscal years ended December 31, 2011 and 2012, as well as the two-month transition period ended February 28, 2013.  Also on June 24, 2013, the registrant engaged EKS&H, LLLP (“EKS&H”) to serve as the registrant’s independent public accountants for the fiscal year ending February 28, 2014.  The audit committee of the board of directors of the registrant approved both actions.  EKS&H has been serving as the independent public accountants of Rocky Mountain Chocolate Factory, Inc., the majority owner of the registrant.

The reports of Bradford on the registrant’s consolidated financial statements for the two most recent fiscal years ended December 31, 2011 and 2012 and for the two-month transition period ended February 28, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2011 and 2012, the two-month transition period ended February 28, 2013, and through the subsequent interim period ending June 21, 2013, there were no disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bradford, would have caused Bradford to make reference thereto in its report on the registrant’s financial statements for such years and transition period.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring within the registrant’s two most recent fiscal years, the transition period, and the subsequent interim period ending June 21, 2013.

The registrant has provided Bradford with a copy of this Form 8-K and requested Bradford to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  The letter is filed as an exhibit to this Form 8-K.

During the registrant’s fiscal years ended December 31, 2011 and 2012, the transition period ended February 28, 2013, and through June 24, 2013, the period prior to the engagement of EKS&H, neither the registrant nor anyone on its behalf consulted EKS&H regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements.  Further, EKS&H has not provided written or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The registrant has requested that EKS&H review this Current Report on Form 8-K and provided EKS&H with the opportunity to furnish a letter addressed to the SEC containing any new information, clarification of the registrant’s reviews, or the respects in which it does not agree with the statements herein.  EKS&H has advised that it has reviewed this Form 8-K and has no need to submit a letter in accordance with Item 304 of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Document
16.1	Letter from LL Bradford & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-SWIRL, INC.
June 25, 2013	By: /s/ Ulderico Conte Ulderico Conte Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Document
16.1	Letter from LL Bradford & Company, LLC